UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way

P.O. Box 459

Edinburg, VA 22824

(Address of principal executive offices) (Zip Code)

(540) 984-4141

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 16, 2025, Shentel Broadband Operations LLC (the “Borrower”), a Delaware limited liability company and a wholly-owned subsidiary of Shentel Broadband Holding Inc. and Shenandoah Telecommunications Company (“Shentel”), entered into Amendment No. 4 to Credit Agreement (the “Fourth Amendment”) to the Borrower’s existing Credit Agreement, dated as of July 1, 2021, with various financial institutions party thereto (the “Lenders”) and CoBank, ACB, as administrative agent for the Lenders (as previously amended by Amendment No. 1 to Credit Agreement, dated as of May 17, 2023, the Consent and Amendment No. 2 to Credit Agreement, dated October 24, 2023, and the Amendment No. 3 to Credit Agreement, Incremental Term Loan Funding Agreement, Joinder and Assignment and Assumption, dated as of April 1, 2024, the “Credit Agreement”).

The Credit Agreement consists of: (i) a $150 million available revolving credit facility due July 1, 2026 (the “Revolver”), (ii) a $150 million delayed draw amortizing term loan due July 1, 2026 (“Term Loan A-1”), (iii) a $150 million delayed draw amortizing term loan due July 1, 2028, and (iv) a $225 million delayed draw amortizing term loan due July 1, 2028. Pursuant to the Fourth Amendment, the maturity date of the Revolver and Term Loan A-1 were extended to July 1, 2027. Additionally, the Fourth Amendment increased the maximum Total Net Leverage Ratio (as defined in the Credit Agreement) permitted as of the last day of any fiscal quarter to 4.75:1.00.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 4 to Credit Agreement, dated April 16, 2025, by and among Shentel Broadband Operations LLC, certain subsidiaries of Shentel Telecommunications Company, CoBank ACB, as administrative agent, and the lenders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Dated: April 17, 2025	/s/ James J. Volk
James J. Volk
Senior Vice President – Chief Financial Officer